Fees Summary	Jun. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 151,991,058.24
Previously Paid Amount	0.00
Total Fee Amount	23,269.83
Total Offset Amount	0.00
Net Fee	$ 23,269.83
Final Prospectus	false